Exhibit 99.1

Item 6.	Selected Financial Data

The following table presents selected financial and other data about us for the most recent five fiscal periods. The selected financial data as of December 31, 2008, 2007, 2006 and 2005 and for the years then ended have been derived from the audited consolidated financial statements and related footnotes of Alpha Natural Resources, Inc. and subsidiaries included in this annual report. The selected historical financial data as of December 31, 2004 and for the year then ended have been derived from the combined financial statements of ANR Fund IX Holdings, L.P. and Alpha NR Holding, Inc. and subsidiaries (the owners of a majority of the membership interests of ANR Holdings prior to the Internal Restructuring) and the related notes, which are not included in this annual report.  You should read the following table in conjunction with the financial statements, the related notes to those financial statements, and “Management's Discussion and Analysis of Financial Condition and Results of Operations.”

The results of operations for the historical periods included in the following table are not necessarily indicative of the results to be expected for future periods. In addition, see Item 1A “Risk Factors” of this report for a discussion of risk factors that could impact our future results of operations.

	Alpha Natural Resources, Inc and Subsidiaries								ANR FUND IX Holdings, L.P. and Alpha NR Holding, Inc. and Subsidiaries
	Year Ended December 31, 2008		Year Ended December 31, 2007		Year Ended December 31, 2006		Year Ended December 31, 2005		Year Ended December 31, 2004
	(In thousands, except per share and per ton amount)
Statement of Operations Data:
Revenues:
Coal revenues	$2,130,581	3	$1,558,892	1, 3	$1,610,885	1, 3	$1,334,023	3	$1,015,403	3
Freight and handling revenues	279,853		205,086		188,366		185,555		141,100
Other revenues	54,980		33,241	2	34,743		27,926		28,347
Total revenues	2,465,414		1,797,219		1,833,994		1,547,504		1,184,850

Costs and expenses:
Cost of coal sales (exclusive of items shown separately below)	1,627,960	3	1,284,840	1, 3	1,269,910	1, 3	1,115,146	3	858,271	3
Gain on sale of coal reserve	(12,936)		-		-		-		-
(Increase) decrease in fair value of derivative instruments, net	47,265		(8,925)	1	(402)	1	-		-
Freight and handling costs	279,853		205,086		188,366		185,555		141,100
Cost of other revenues	40,857		22,715	2	22,982		23,675		22,994
Depreciation, depletion and amortization	164,969	3	153,987	2, 3	135,878	3	66,796	3	48,314	3
Selling, general, and administrative expenses (exclusive of depreciation and amortization shown separately above)	71,923		58,485	2	67,952		88,132		40,607
Total costs and expenses	2,219,891		1,716,188		1,684,686		1,479,304		1,111,286
Income from operations	245,523		81,031		149,308		68,200		73,564

Other income (expense):
Interest expense	(39,812)	4	(40,366)	2	(41,774)		(29,937)		(18,871)	3
Interest income	7,351		2,266	2	839		1,064		531
Loss on early extinguishment of debt	(14,702)		-		-		-		-
Gain on termination of Cliffs' merger, net	56,315		-		-		-		-
Miscellaneous income (expense), net	(3,834)		(93)		522		86	3	720	3
Total other income (expense), net	5,318		(38,193)		(40,413)		(28,787)		(17,620)
Income from continuing operations before income taxes	250,841		42,838		108,895		39,413		55,944
Income tax (expense) benefit	(52,242)	3, 4	(9,965)	2, 3	21,705	3	(16,973)	3	(6,174)	3
Income from continuing operations	198,599		32,873		130,600		22,440		49,770

Discontinued operations:
Income (loss) from discontinued operations	(27,873)		(6,653)		(11,246)		3,671		(7,998)
Mine closure/asset impairment charges	(30,172)		-		-		-		-
Gain on sale of discontinued operations	13,622		-		-		-		-
Income tax (expense) benefit	11,035		1,335		8,814		(1,980)		1,024
Income (loss) from discontinued operations	(33,388)		(5,318)		(2,432)		1,691		(6,974)
Net income	165,211		27,555		128,168		24,131		42,796

Less: Net income (loss) attributable to noncontrolling interest	(490)		(179)		-		2,918		22,781
Net income attributable to Alpha Natural Resources, Inc.	$165,701		$27,734		$128,168		$21,213		$20,015

Amounts attributable to Alpha Natural Resources, Inc.
Income from continuing operations, net of tax	$198,599		$32,873		$130,600		$19,784		$24,442
Income (loss) from discontinued operations, net of tax	(32,898)		(5,139)		(2,432)		1,429		(4,427)
Net income attributable to Alpha Natural Resources, Inc.	$165,701		$27,734		$128,168		$21,213		$20,015

1 - Adjusted from amounts reported in prior periods to exclude changes in the fair value of derivative instruments, which are now recorded as a component of costs and expenses, to conform to current year income statement presentation. The adjustments have no effect on previously reported income from operations or net income.

2 - Adjusted from amounts reported in prior periods to exclude discontinued operations related to our sale of Gallatin.

3- Adjusted from amounts reported in prior periods to exclude discontinued operations related to the closure of Kingwood.

4- Adjusted from amounts reported in prior periods for the Company's adoption of FSP APB 14-1.

	Alpha Natural Resources, Inc and Subsidiaries				ANR FUND IX Holdings, L.P. and Alpha NR Holding, Inc. and Subsidiaries
	Year Ended December 31, 2008	Year Ended December 31, 2007	Year Ended December 31, 2006	Year Ended December 31, 2005	Year Ended December 31, 2004
	(In thousands, except per share and per ton amount)
Earnings Per Share Data:
Net income (loss) per share, as adjusted (1)
Basic earnings per share:
Income from continuing operations attributable
to Alpha Natural Resources, Inc.	$2.90	$0.51	$2.04	$0.35	$1.67
Income (loss) from discontinued operations attributable
to Alpha Natural Resources, Inc.	(0.48)	(0.08)	(0.04)	0.03	(0.31)
Net income per basic share attributable
to Alpha Natural Resources, Inc.	$2.42	$0.43	$2.00	$0.38	$1.36

Diluted earnings per share:
Income from continuing operations attributable
to Alpha Natural Resources, Inc.	$2.83	$0.51	$2.04	$0.35	$1.66
Income (loss) from discontinued operations attributable
to Alpha Natural Resources, Inc.	(0.47)	(0.08)	(0.04)	0.03	(0.30)
Net income per diluted share attributable
to Alpha Natural Resources, Inc.	$2.36	$0.43	$2.00	$0.38	$1.36

Pro forma net Income (loss) per share, as adjusted (2)
Basic earnings per share:
Income from continuing operations attributable
to Alpha Natural Resources, Inc.				$0.33	$0.28
Income (loss) from discontinued operations attributable
to Alpha Natural Resources, Inc.				0.02	(0.10)
Net income per basic share				$0.35	0.18

Diluted earnings per share:
Income from continuing operations attributable
to Alpha Natural Resources, Inc.				$0.32	$0.28
Income (loss) from discontinued operations attributable
to Alpha Natural Resources, Inc.				0.02	(0.10)
Net income per diluted share				$0.34	$0.18

	Alpha Natural Resources, Inc. and Subsidiaries								ANR FUND IX Holdings, L.P. and Alpha NR Holding, Inc. and Subsidiaries
	Year Ended December 31, 2008		Year Ended December 31, 2007		Year Ended December 31, 2006		Year Ended December 31, 2005		Year Ended December 31, 2004
	(in thousands, except per share amounts)
Balance sheet data (at period end):
Cash and cash equivalents	$676,190		$54,365		$33,256		$39,622		$7,391
Operating and working capital	729,829	3	157,147		116,464		35,074		56,257
Total assets	1,709,838	3	1,210,914		1,145,793		1,013,658		477,121
Notes payable and long-term debt, including current portion	451,315	3	446,913		445,651		485,803		201,705
Common stockholders' equity and partners' capital	795,692	3	380,836		344,049		212,765		45,933
Statement of cash flows data:
Net cash provided by (used in):
Operating activities	$458,043		$225,741		$210,081		$149,643		$106,776
Investing activities	(77,625)		(165,203)		(160,046)		(339,387)		(86,202)
Financing activities	241,407		(39,429)		(56,401)		221,975		(24,429)
Capital expenditures	(137,751)		(126,381)		(131,943)		(122,342)		(72,046)
Other data
Production from continuing operations:
Produced/processed	22,143	2	22,573	2	23,413	2	19,056	2	17,207	2
Purchased	4,818		4,189		4,090		6,284		6,543
Total	26,961	2	26,762	2	27,503	2	25,340	2	23,750	2
Tons sold from continuing operations:
Steam	15,525	2	16,455	2	18,069	2	15,669	2	14,232	2
Met	11,372	2	10,457	2	9,564	2	9,509	2	9,265	2
Total	26,897	2	26,912	2	27,633	2	25,178	2	23,497	2
Coal sales realization/ton from continuing operations:
Steam	$51.17	2	$48.61	1, 2	$49.24	1, 2	$41.19	2	$32.72	2
Met	$117.50	2	$72.59	2	$75.41	2	$72.41	2	$59.33	2
Total	$79.21	2	$57.93	1, 2	$58.30	1, 2	$52.98	2	$43.21	2

Cost of coal sales/ton (3)	$60.53	2	$47.74	1, 2	$45.96	1, 2	$44.29	2	$36.53	2
Coal margin/ton (4)	$18.68	2	$10.19	1, 2	$12.34	1, 2	$8.69	2	$6.68	2

EBITDA from continuing operations attributable to Alpha Natural Resources, Inc., as adjusted for 2005 and 2004 (5)	$448,271	2	$234,925	2	$285,708	2	$136,082	2	$122,598	2

1 - Adjusted from amounts reported in prior periods to exclude changes in the fair value of derivative instruments, which are now recorded as a component of costs and expenses, to conform to current year income statement presentation. The adjustments have no effect on previously reported income from operations or net income.

2- Adjusted from amounts reported to exclude discontinued operations related to our closure of Kingwood.

3- Adjusted from amounts reported in prior periods for the Company's adoption of FSP APB 14-1

(1)
Basic earnings per share is computed by dividing net income or loss by the weighted average number of shares of common stock outstanding during the periods. Diluted earnings per share is computed by dividing net income or loss by the weighted average number of shares of common stock and dilutive common stock equivalents outstanding during the periods. Due to the Internal Restructuring on February 11, 2005 and initial public offering of common stock completed on February 18, 2005, the calculation of earnings per share for 2005 and 2004 reflects certain adjustments, as described below.

The numerator for purposes of computing basic and diluted net income (loss) per share, as adjusted, includes the reported net income (loss) and a pro forma adjustment for income taxes to reflect the pro forma income taxes for ANR Fund IX Holdings, L.P.'s portion of reported pre-tax income (loss), which would have been recorded if the issuance of the shares of common stock received by the ANR Fund IX Holdings, L.P. and Alpha NR Holding, Inc. (“FR Affiliates”) in exchange for their ownership in ANR Holdings in connection with the Internal Restructuring had occurred as of January 1, 2004. For purposes of the computation of basic and diluted net income (loss) per share, as adjusted, the pro forma adjustment for income taxes only applies to the percentage interest owned by ANR Fund IX Holding, L.P., the non-taxable FR Affiliate. No pro forma adjustment for income taxes is required for the percentage interest owned by Alpha NR Holding, Inc., the taxable FR Affiliate, because income taxes have already been recorded in the historical results of operations. Furthermore, no pro forma adjustment to reported net income (loss) is necessary subsequent to February 11, 2005 because we are subject to income taxes.

The denominator for purposes of computing basic net income (loss) per share, as adjusted, reflects the retroactive impact of the common shares received by the FR Affiliates in exchange for their ownership in ANR Holdings in connection with the Internal Restructuring on a weighted-average outstanding share basis as being outstanding as of January 1, 2004. The common shares issued to the minority interest owners of ANR Holdings in connection with the Internal Restructuring, including the immediately vested shares granted to management, have been reflected as being outstanding as of February 11, 2005 for purposes of computing the basic net income (loss) per share, as adjusted. The unvested shares granted to management on February 11, 2005 that vest monthly over the two-year period from January 1, 2005 to December 31, 2006 are included in the basic net income (loss) per share, as adjusted, computation as they vest on a weighted-average outstanding share basis starting on February 11, 2005. The 33,925,000 new shares issued in connection with the initial public offering have been reflected as being outstanding since February 14, 2005, the date of the initial public offering, for purposes of computing the basic net income (loss) per share, as adjusted.

The unvested shares issued to management are considered options for purposes of computing diluted net income (loss) per share, as adjusted. Therefore, for diluted purposes, all remaining unvested shares granted to management are added to the denominator subsequent to February 11, 2005 using the treasury stock method, if the effect is dilutive. In addition, the treasury stock method is used for outstanding stock options, if dilutive, beginning with the November 10, 2004 grant of options to management to purchase units in ACM that were automatically converted into options to purchase up to 596,985 shares of Alpha Natural Resources, Inc. common stock at an exercise price of $12.73 per share.

The computations of basic and diluted net income (loss) per share, as adjusted for 2005 and 2004 are set forth below:

	Year Ended December 31,
	2005	2004
	(in thousands, except share and per share amounts)
Numerator:
Reported income from continuing operations	$22,440	$49,770
Deduct: Income from continuing operations attributable to noncontrolling interest	(2,656)	(25,328)
Deduct: Income tax effect of ANR Fund IX Holdings, L.P. income from continuing operations prior to Internal Restructuring	(83)	(1,279)
Income from continuing operations, as adjusted	19,701	23,163
Reported income (loss) from discontinued operations	1,691	(6,974)
Deduct: (Income) loss from discontinued operations attributable to noncontrolling interest	(262)	2,547
Add (deduct): Income tax effect of ANR Fund IX Holdings, L.P. loss from discontinued operations prior to Internal Restructuring	(6)	279
Income (loss) from discontinued operations attributable to Alpha Natural Resources, Inc., as adjusted	1,423	(4,148)
Net income attributable to Alpha Natural Resources, Inc., as adjusted	$21,124	$19,015

Denominator:
Weighted average shares-- basic	55,664,081	13,998,911
Dilutive effect of stock options and restricted stock grants	385,465	-
Weighted average shares-- diluted	56,049,546	13,998,911
Net income per share, as adjusted-- basic and diluted:
Income from continuing operations, as adjusted	$0.35	$1.66
Income (loss) from discontinued operations, as adjusted	0.03	(0.30)
Net income per share, as adjusted	$0.38	$1.36

(2)
Pro forma net income (loss) per share gives effect to the following transactions as if each of these transactions had occurred on January 1, 2004: the Nicewonder Acquisition and related debt refinancing in October 2005, the Internal Restructuring and initial public offering in February 2005, the issuance in May 2004 of $175.0 million principal amount of 10% senior notes due 2012, and the entry into a $175.0 million revolving credit facility in May 2004.

(3)	Excludes changes in fair value of derivative instruments, freight & handling costs, cost of other revenues, DD&A, SG&A, gain on sale of coal reserves and mine closure cost/asset impairment charges.

(4)	Coal revenue per ton less cost of coal sales per ton.

(5)
EBITDA from continuing operations attributable to Alpha Natural Resources, Inc. is defined as income from continuing operations attributable to Alpha Natural Resources, Inc. plus interest expense, income tax expense (benefit), depreciation, depletion and amortization, less interest income. EBITDA from continuing operations attributable to Alpha Natural Resources, Inc., as adjusted, is EBITDA from continuing operations attributable to Alpha Natural Resources, Inc., further adjusted for minority interest prior to our internal restructuring. EBITDA from continuing operations and EBITDA from continuing operations, as adjusted, are non-GAAP measures used by management to measure operating performance, and management also believes it is a useful indicator of our ability to meet debt service and capital expenditure requirements. Because EBITDA from continuing operations and EBITDA from continuing operations, as adjusted, are not calculated identically by all companies, our calculation may not be comparable to similarly titled measures of other companies.

EBITDA from continuing operations attributable to Alpha Natural Resources, Inc. and EBITDA from continuing operations attributable to Alpha Natural Resources, Inc., as adjusted, are calculated as follows (unaudited, in thousands):

	Year Ended December 31,
	2008	2007	2006	2005	2004
	(in thousands)
Income from continuing operations attributable to
Alpha Natural Resources, Inc.	$198,599	$32,873	$130,600	$19,784	$24,442
Interest expense	39,812	40,366	41,774	29,937	18,871
Interest income	(7,351)	(2,266)	(839)	(1,064)	(531)
Income tax expense (benefit)	52,242	9,965	(21,705)	16,973	6,174
Depreciation, depletion, and amortization	164,969	153,987	135,878	66,796	48,314
EBITDA from continuing operations, attributable to
Alpha Natural Resources, Inc.	448,271	234,925	285,708	132,426	97,270
Noncontrolling interest from continuing operations	-	-	-	2,656	25,328
EBITDA from continuing operations, attributable to Alpha Natural
Resources, Inc., as adjusted for 2005 and 2004	$448,271	$234,925	$285,708	$135,082	$122,598